                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 24, 2004
                                  ------------
                Date of Report (Date of earliest event reported)


                             THE UNIMARK GROUP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)


       0-26096                                            75-2436543
       -------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)


                                  UNIMARK HOUSE
                                124 MCMAKIN ROAD
                            BARTONVILLE, TEXAS 76226
               (Address of Principal Executive Offices)(Zip Code)


        Registrant's telephone number, including area code (817) 491-2992




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ITEM 5. OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a press release announcing that it's Chairman, Jakes Jordaan, has been named to serve as its President and Chief Executive Officer, succeeding R. Arturo Herrera Barre. Mr. Herrera will become Chief Operating Officer and will continue as member of UniMark's Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                (c) Exhibits

                  99.1 Press Release, dated May 24, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                    THE UNIMARK GROUP, INC.
                                                    -----------------------
                                                         (Registrant)


Date:  May 28, 2004                                /s/  David E. Ziegler
                                                   -----------------------------
                                                   David E. Ziegler
                                                   Chief Financial Officer


                                INDEX TO EXHIBITS

Exhibit
Number          Description
-------         -----------
99.1            Press Release, dated May 24, 2004




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